Exhibit 10.5 - Amendment to Promissory Note and Agreements thereto.

AMENDMENT TO GUARANTY AND SECURITY AGREEMENTS

This Amendment, dated as of March 14, 2005, is between AM Radio 790, Inc., a Utah corporation, AM Radio 1370, Inc., a Utah corporation, AM Radio 1400, Inc., a Utah corporation and AM Radio 1470, Inc., a Utah corporation (collectively the "Guarantors"), and US Capital Incorporation, a Colorado corporation (the "Lender").

WITNESSETH:

WHEREAS, each of the Guarantors and Lender executed a Guaranty and Security Agreement (each a "Guaranty and Security Agreement") in order to guaranty payment of a promissory note ("Note") at that time for $574,500 from Tri-State Media Corporation ("Tri-State") and E. Morgan Skinner, Jr. ("Skinner") to Lender;

WHEREAS, Tri-State and Skinner now desire to increase the principal amount owed under the Note by $130,500 to $705,000; and

WHEREAS, Lender is willing to loan the additional funds provided that each Guarantor executes and delivers this Agreement.

NOW, THEREFORE, in order to induce Lender to loan the additional $130,500 pursuant to the Note and for other good and valuable consideration, receipt of which is hereby acknowledged by each Guarantor, the parties hereby agree as follows:

1.    Amendment.

    (a)    The parties hereto agree that the term "Guaranteed Obligations" as defined in Section 1 of each Guaranty and Security Agreement includes, without limitation, all principal, interest and other charges due on the Note, including the additional $130,500 in principal. (The principal amount outstanding under the Note is $705,000.)

    (b)    Each Guarantor hereby restates its guarantee as set forth in Section 1 of its Guaranty and Security Agreement as amended hereby.

    (c)    The parties understand and agree that Lender's right in Section 10 of each Guaranty and Security Agreement to apply for and have a receiver appointed can be effected without giving a bond to the Guarantors or to anyone claiming under the Guarantors.

2.    Representations and Warranties. Each Guarantor states and certifies that the representations and warranties set forth in Section 7 of its Guaranty and Security Agreement are true in all respects as to it as of the date hereof, except for changes in the ordinary course of business, which, either singularly or in the aggregate, are not materially adverse to its business, operations or financial condition or its ability to perform its obligations hereunder.

3.    Consent. Each Guarantor hereby consents to, and agrees to the terms of the Third Modification Agreement, dated as of March 14, 2005, between Lender and Tri-State and Skinner.

4.    Miscellaneous.

    (a)    Except as specifically set forth herein, each Guaranty and Security Agreement shall remain in full force and effect in accordance with its terms.

    (b)    This Amendment shall be governed by and construed in accordance with the laws of the State of Colorado applicable to contracts made and to be performed wholly within such state.

    (c)    Each Guarantor authorizes Lender to file such financing statements, and amendments, as it deems appropriate with respect to the Collateral (as defined in Section 6 of the Guaranty and Security Agreement).

    (d)    This Amendment may be executed in any number of counterparts which taken together shall constitute one and the same instrument. The parties agree that facsimile copies of original signatures on counterparts shall be binding upon them, and further agree to deliver original signed counterparts following the delivery of facsimile copies.

IN WITNESS WHEREOF, the parties have caused this Amendment to Guaranty and Security Agreement to be duly executed as of the date first above written.

                                                                                    AM Radio 790, Inc.

                                                                                    /s/ E. Morgan Skinner, Jr.

                                                                        By:    E. Morgan Skinner, Jr.

                                                                        Its:    President

                                                                                    AM Radio 1370, Inc.

                                                                                    /s/ E. Morgan Skinner, Jr.

                                                                        By:    E. Morgan Skinner, Jr.

                                                                        Its:    President

                                                                                    AM Radio 1400, Inc.

                                                                                    /s/ E. Morgan Skinner, Jr.

                                                                        By:    E. Morgan Skinner, Jr.

                                                                        Its:    President

                                                                                    AM Radio 1470, Inc.

                                                                                    /s/ E. Morgan Skinner, Jr.

                                                                        By:    E. Morgan Skinner, Jr.

                                                                        Its:    President

                                                                                    US CAPITAL, INCORPORATED

                                                                                    /s/ Lee Weinstein

                                                                        By:    Lee Weinstein

                                                                        Its:    President

SECOND AMENDMENT TO GUARANTY AGREEMENT

This Second Amendment, dated as of March 14, 2005, is between Legacy Communications Corporation, a Nevada corporation (the "Guarantor"), and US Capital, Incorporated, a Colorado corporation (the "Lender").

WITNESSETH:

WHEREAS, Guarantor and Lender executed a Guaranty Agreement (the "Guaranty Agreement "), dated as of July 23, 2004, in order to guaranty payment of a promissory note ("Note") for $365,500 from Tri-State Media Corporation ("Tri-State") and E. Morgan Skinner, Jr. ("Skinner") to Lender;

WHEREAS, the Note was increased by $209,000 to $574,500 by a Modification of Promissory Note and Security Agreement, dated September 23, 2004;

WHEREAS, Guarantor and Lender executed an Amendment to Guaranty Agreement ("First Amendment"), dated as of November 24, 2004, in connection with the extension of time for repayment of the $209,000;

WHEREAS, Tri-State and Skinner now desire to increase the amount owed under the Note by $130,500 to $705,000; and

WHEREAS, Lender's agreement to loan the additional $130,500 is subject to the condition, among others, that Tri-State shall execute and deliver this Second Amendment to Guaranty Agreement.

NOW, THEREFORE, in order to induce Lender to loan the additional $130,500 pursuant to the Note and for other good and valuable consideration, receipt of which is hereby acknowledged by Guarantor, the parties hereby agree as follows:

1.    Amendment.

    (a)    The parties hereto agree that the term "Guaranteed Obligations" as defined in Section 1 of the Guaranty Agreement includes, without limitation, all principal, interest and other charges due on the Note, including the additional $130,500 in principal. (The principal amount outstanding under the Note is $705,000.)

    (b)    Guarantor hereby restates its guarantee as set forth in Section 1 of the Guaranty Agreement as amended hereby.

2.    Consent.  Guarantor hereby consents to, and agrees to terms of, the Third Modification Agreement, dated as of March 14, 2005, between. Lender and Tri-State and Skinner.

3.    Miscellaneous

    (a)    Except as specifically set forth herein, the Guaranty Agreement (as amended by the First Amendment) shall remain in full force and effect in accordance with its terms.

    (b)    This Second Amendment shall be governed by and construed in accordance with the laws of the State of Colorado applicable to contracts made and to be performed wholly within such state.

    (c)    This Second Amendment may be executed in any number of counterparts which taken together shall constitute one and the same instrument. The parties agree that facsimile copies of original signatures on counterparts shall be binding upon them, and further agree to deliver original signed counterparts following the delivery of facsimile copies.

IN WITNESS WHEREOF, the parties have caused this Second Amendment to Guaranty Agreement to be duly executed as of the date first above written.

                                                                                    LEGACY COMMUNICATIONS CORPORATION

                                                                                    /s/ E. Morgan Skinner, Jr.

                                                                        By:    E. Morgan Skinner, Jr.

                                                                        Its:    President

                                                                                    US CAPITAL, INCORPORATED

                                                                                    /s/ Lee Weinstein

                                                                        By:    Lee Weinstein

                                                                        Its:    President

SECOND AMENDMENT TO SECURITY AGREEMENT

This Second Amendment, dated as of March 14, 2005, is between Tri-State Media Corporation, a Utah corporation ("Tri-State"), and US Capital, Incorporated, a Colorado corporation (the "Lender").

WITNESSETH:

WHEREAS, Tri-State and Lender executed a Security Agreement ("Security Agreement"), dated as of July 23, 2004, in order to secure the payment of a promissory note ("Note") for $365,500 from Tri-State and E. Morgan Skinner, Jr. to Lender;

WHEREAS, the Note was increased by $209,000 to $574,500 by a Modification of Promissory Note and Security Agreement, dated September 23, 2004;

WHEREAS, Tri-State and Lender executed an Amendment to Security Agreement ("First Amendment"), dated as of November 24, 2004, in connection with the extension of the period of time for repayment of the $209,000;

WHEREAS, Tri-State and Skinner now desire to increase the principal amount owed under the Note by $130,500 to $705,000; and

WHEREAS, Lender's agreement to loan the additional funds is subject to the condition, among others, that Tri-State shall execute and deliver this Second Amendment to Security Agreement.

NOW THEREFORE, in order to induce Lender to loan the additional $130,500 pursuant to the Note and for other good and valuable consideration, receipt of which is hereby acknowledged by Tri-State, Tri-State and Lender hereby agree as follows:

1.    Amendments.

    (a)    The parties hereto agree that the term "Obligations" as defined in Section 2 of the Security Agreement includes, without limitation, all principal, interest and other charges due on the Note, including the additional $130,500 in principal (The principal amount outstanding under the Note is $705,000.)

    (b)    The parties understand and agree that Lender's right in Section 6 of the Security Agreement to apply for and have a receiver appointed can be erected without giving a bond to Tri-State or to anyone claiming under Tri-State.

2.    Representations and Warranties. Each of the representations and warranties set forth in Section 3 of the Security Agreement is true in all respects as of the date hereof, except for changes in the ordinary course of business, which, either singularly or in the aggregate, are not materially adverse to the business, operations or financial condition of Tri-State or the ability of Tri-State to perform its obligations hereunder.

3.    Miscellaneous.

    (a)    Except as specifically set forth herein, the Security Agreement (as amended by the First Amendment) shall remain in full force and effect in accordance with its terms.

    (b)    This Second Amendment shall be governed by and construed in accordance with the laws of the State of Colorado applicable to contracts made and to be performed wholly within such state.

    (c)    Tri-State authorizes Lender to file such financing statements, and amendments, as it deems appropriate with respect to the Collateral (as defined in Section 1 of the Security Agreement).

    (d)    This Second Amendment may be executed in any number of counterparts which taken together shall constitute one and the same instrument. The parties agree that facsimile copies of original signatures on counterparts shall be binding upon them, and further agree to deliver original signed counterparts fallowing the delivery of facsimile copies.

IN WITNESS WHEREOF, the parties have caused this Second Amendment to Security Agreement to be duly executed as of the date first above written.

                                                                                   TRI-STATE MEDIA CORPORATION

                                                                                    /s/ E. Morgan Skinner, Jr.

                                                                        By:    E. Morgan Skinner, Jr.

                                                                        Its:    President

                                                                                    US CAPITAL, INCORPORATED

                                                                                    /s/ Lee Weinstein

                                                                        By:    Lee Weinstein

                                                                        Its:    President

THIRD MODIFICATION AGREEMENT

Third Modification Agreement, dated as of March 14, 2005, between US Capital, Incorporated, a Colorado corporation ("Lender"), and Tri-State Media Corporation, a Utah corporation ("Tri-State"), and E. Morgan Skinner, Jr. ("Skinner").

PRELIMINARY STATEMENTS

A.    Lender loaned $365,500 to Tri-State, as evidenced by a promissory note, dated July 23, 2004, made from Tri-State and Skinner to Lender (Tri-State and Skinner are referred to herein as "Borrower"; the aforesaid promissory note, as increased to $705,000 in principal amount, is sometimes referred to herein as the "Note").

B.    Lender, pursuant to a Modification of Promissory Note and Security Agreement ("First Modification Agreement"), dated September 23, 2004, advanced an additional $209,000 pursuant to the aforesaid promissory note.

C.    Lender, pursuant to a Second Modification Agreement ("Second Modification Agreement"), dated as of November 24, 2004, extended the time of payment of this additional $209,000 to July 23, 2005.

D.    The indebtedness evidenced by the aforesaid promissory note is secured by a Security Agreement as amended from Tri-State, a Guaranty and Security .Agreement from Diamond Broadcasting Corporation, a Guaranty Agreement as amended from Legacy Communications Corporation ("Legacy"), a 2nd Trust Deed ("2nd Trust Deed"), together with an Assignment of Rents, on certain real property in the State of Utah, and four Guaranty and Security Agreements from each of AM Radio 790, Inc., AM Radio 1370, Inc., AM Radio 1400, Inc., and AM Radio 1470, Inc.

E.    Borrower now desires to borrow an additional $130,500 pursuant to the aforesaid promissory note.

F.    Lender is willing to loan such additional funds on the terms and conditions set forth herein.

Accordingly, the parties hereto agree as follows:

1.    Principal Amount Outstanding

    (a)    The parties hereto agree that the principal amount outstanding under the Note is Seven Hundred and Five Thousand Dollars ($705,000).

    (b)    Tri-State and Skinner, jointly and severally, agree that all principal and any accrued but unpaid interest and other charges on the Note shall be due and payable in full on July 23, 2005 (the "Maturity Date"). Tri-State and Skinner, jointly and severally, agree to pay all such amounts on the Maturity Date.

    (c)    From and after the date hereof, Borrower and Skinner, jointly and severally, promise to continue to pay the monthly installments of accrued interest on the unpaid balance of the principal at the rate specified in the Note on the first day of each and every month, until all sums due under the Note shall be paid in full.

    (d)    The Note may be prepaid in full or in part at any time without penalty.

2.    Covenants.

    (a)    Borrower shall cause to be paid to Tender an extension fee on the $130,500 of Five Thousand and Five Hundred Dollars ($5,500).

    (b)    Borrower shall cause all proceeds received tfon1 the sale of collateral securing the Note or securing the guarantees of the Note to be paid to Lender to pay down, the principal and accrued but unpaid interest and other charges due under the Note.

3.    Representations.  Borrower represents and warrants as of the date hereof there exists no Event of Default under any of the Loan Documents (both as defined in the Note).

4.    Conditions Precedent to Extension.  The effectiveness of this Third Modification Agreement shall be subject to the fulfillment (to the satisfaction of Lender) of the following conditions precedent:

    (a)    Tri-State and Skinner shall have executed and delivered to Lender this Third Modification Agreement,

    (b)    Each of AM Radio 790, Inc., AM Radio 1370, Inc., AM Radio 1400, Inc., and AM Radio 1470, Inc., shall have executed and delivered to Lender the Amendment to Guaranty and Security Agreement.

    (c)    Tri-State shall have executed and delivered to Lender the Second Amendment to Security Agreement.

    (d)    Legacy shall have executed and delivered to Lender the Second Amendment to Guaranty.

    (e)    Tri-State shall have delivered to Lender certified resolutions of its board approving the Third Modification Agreement, the boards of AM Radio 790, Inc., AM Radio 1370, Inc., AM Radio 1400, Inc., and AM Radio 1470, Inc. approving the Amendment to1Guaranty and Security Agreement, the board of Tri-State approving the Second Amendment to the Security Agreement, and the board of Legacy approving the Second Amendment to Guaranty.

5.    Miscellaneous.

    (a)    The term "Loan Documents" as defined in the Note and used herein shall be deemed to include, in addition to the documents referred to therein, the First Modification Agreement, the 2nd Trust Deed, the Second Modification Agreement, the Guaranty and Security Agreements from the AM Radio 790, Inc., ANY Radio 1370, Inc., AM Radio 1400, Inc., and AM Radio 1470, Inc., the Amendment to the Security Agreement from Tri-State and the Amendment to the Guaranty Agreement from Legacy, this Third Modification Agreement, the amendment to the Guaranty and Security Agreements from AM Radio 790, Inc., AM Radio 1370, Inc., AM Radio 1400, inc. and AM Radio 1470, Inc., the Second Amendment to the Security Agreement from Tri-State and the Second Amendment to the Guaranty Agreement from Legacy.

(b)    Borrower represents and warrants to Lender that Lender has not defaulted under the Note or any of the Loan Documents and there exists no offset, claim of offset, set off or defense to the enforcement of the Note or any of the Loan Documents, and no condition exists as of the date hereof which condition would give rise to any such claim of offset, set off or defense.

(c)    Except as specifically set forth herein, the Loan Documents shall remain in full force and effect in accordance with their terms.

(d)    The obligations of Tri-State and Skinner hereunder are joint and several and each is liable as a principal and not as a guarantor.

(e)    This Third Modification Agreement shall be governed by and construed in accordance with the laws of the State of Colorado applicable to contracts made and to be performed wholly within such state.

(f)    This Third Modification Agreement may be executed in any number of counterparts which taken together shall constitute one and the same instrument. The parties agree that facsimile copies of original signatures on counterparts shall be binding upon them, and further agree to deliver original signed counterparts following the delivery of facsimile copies.

IN WITNESS WHEREOF, the parties hereto have caused this Third Modification Agreement to be duly executed as of the date first above written.

                                                                                         /s/ E. Morgan Skinner, Jr.

                                                                                        E. Morgan Skinner, Jr., individually

                                                                                   TRI-STATE MEDIA CORPORATION

                                                                                    /s/ E. Morgan Skinner, Jr.

                                                                        By:    E. Morgan Skinner, Jr.

                                                                        Its:    President

                                                                                    US CAPITAL, INCORPORATED

                                                                                    /s/ Lee Weinstein

                                                                        By:    Lee Weinstein

                                                                        Its:    President